UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2010 (December 20, 2010)
Valeant Pharmaceuticals International, Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	001-14956 (Commission File Number)	Not Applicable (IRS Employer Identification Number)

7150 Mississauga Road Mississauga, Ontario Canada (Address of principal executive offices)	L5N 8M5 (Zip Code)
Registrant’s telephone number, including area code: (905) 286-3000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
Item 9.01 Financial Statements and Exhibits
Signatures
EX-10.1
EX-10.2
EX-99.1

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
1. Departure of Ms. Margaret Mulligan
     On December 20, 2010, Ms. Margaret Mulligan resigned, effective immediately, from her position as Executive Vice President, Chief Financial Officer of Valeant Pharmaceuticals International, Inc. (the “Company”) to pursue other interests.
     In connection with Ms. Mulligan’s resignation from her positions as Executive Vice President, Chief Financial Officer of the Company, Ms. Mulligan entered into a separation agreement with the Company pursuant to which Ms. Mulligan will be entitled to, among other things, (i) a payment of US$1,784,787, subject to Ms. Mulligan executing and not revoking a full release of claims in favor of the Company and its affiliates, and (ii) accelerated vesting of any unvested equity compensation awards held by Ms. Mulligan as of December 20, 2010, other than those equity awards granted to Ms. Mulligan in November 2010.
     On December 23, 2010, the Company also entered into a consulting agreement with Ms. Mulligan. Pursuant to the consulting agreement, Ms. Mulligan will provide up to six months of consulting services to the Company and shall be paid US$40,000 per month during the consulting term.
     The foregoing summary of the terms of the separation agreement and the consulting agreement entered into by Ms. Mulligan is qualified in its entirety by such agreements, attached hereto as Exhibits 10.1 and 10.2.
2. Appointment of Mr. Loberg
     Effective December 20, 2010, the Company’s Board of Directors appointed Mr. Philip Loberg as Executive Vice President, Interim Chief Financial Officer of the Company. Set forth below is a description of the prior business experience of Mr. Loberg.
     Mr. Loberg joined Valeant Pharmaceuticals International in 2000 as Treasurer, and in 2006 was appointed its Chief Financial Officer, North America, and Senior Vice President and Group Financial Controller in 2007. After the merger of Valeant Pharmaceuticals International with the Company on September 28, 2010, Mr. Loberg served as Senior Vice President and Group Financial Controller of the Company. Prior to joining Valeant Pharmaceuticals International, Mr. Loberg was the Vice President, Controller at Calcomp Technology, Inc., a publicly traded, majority-owned subsidiary of Lockheed Martin Corporation, and was its acting chief financial officer early in his tenure.
Item 8.01.    Other Events
     On December 20, 2010, the Company issued a press release announcing that Mr. Loberg had been appointed as Executive Vice President, Interim Chief Financial Officer of the Company, replacing Ms. Mulligan who had resigned to pursue other interests. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits
(d) Exhibits.
10.1	Separation Agreement, dated December 20, 2010, between Valeant Pharmaceuticals International, Inc., and Margaret Mulligan.

10.2	Consulting Agreement, dated December 23, 2010, between Valeant Pharmaceuticals International, Inc., and Margaret Mulligan.

99.1	Press Release, dated December 20, 2010.

Signatures
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALEANT PHARMACEUTICALS INTERNATIONAL, INC.
/s/ Robert Chai-Onn
Name:	Robert Chai-Onn
Title:	Executive Vice President, General Counsel and Corporate Secretary

Date: December 27, 2010

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